RELEASE


      THIS RELEASE (this "Release") is made and entered into as of April 21, 2005, by and between ALLIANCE TOWERS, INC., a Florida corporation ("Alliance"), and E.M. ENTERPRISES GENERAL CONTRACTORS, INC., a Florida corporation ("EMEGC").


                                   WITNESSETH:

      In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:


      1. Background.

      (a) Reference is made to that certain Tower Transfer Agreement, dated the 14th day of April, 2005, by and between Alliance and EMEGC (the "Tower Transfer Agreement"). Capitalized terms that appear in this Release shall have the meanings ascribed to such terms in the Tower Transfer Agreement, if defined therein, unless the context in which a particular term is used in this Release clearly indicates otherwise.

      (b) Beginning in or about May 2003 and continuing through December, 2004, EMEGC performed substantial services to and for Alliance, including the design and construction of the Original 12 Towers and planning and design work for the Next 7 Towers. As a result of such services, Alliance received and realized substantial economic benefit. For and with respect to such services, EMEGC submitted to Alliance invoices in the aggregate amount of $1,696,886.47 (the "Original 12 Tower Construction Cost").

      (c) On December 30, 2004, Alliance issued a Promissory Note (the "Alliance-EMEGC Note") to EMEGC in the original principal amount of the Original 12 Tower Construction Cost, representing the amount owed by Alliance to EMEGC exclusive of interest, and entered into a Security Agreement (the "Security Agreement") securing all amounts owed to EMEGC under the Alliance-EMEGC Note with all of Alliance's assets.

      (d) On March 24, 2005, Alliance transferred to EMEGC, in satisfaction and in lieu of all interest owed by Alliance to EMEGC for the period through and including December 31, 2004, the Next 7 Tower Carrier Leases and the Next 7 Tower Ground Leases.

      (e) The Alliance-EMEGC Note, provided that, should any payment required under the Alliance-EMEGC Note not be received by EMEGC when due, or should any other default exist under the Alliance-EMEGC Note or the Security Agreement, then, at the option of EMEGC, the entire principal balance of the Alliance-EMEGC Note and accrued interest would be immediately due and payable.

      (f) Alliance was obligated to make a quarterly interest payment under the Alliance-EMEGC Note on March 31, 2005, and Alliance failed to make such interest payment.

      (g) On April 1, 2005, EMEGC provided written notice to Alliance that Alliance was in default under the terms of the Alliance-EMEGC Note for its failure to make on March 31, 2005 the required quarterly interest payment then due under the Alliance-EMEGC Note; and, further, EMEGC then demanded immediate payment on the outstanding principal balance of the Alliance-EMEGC Note and all accrued interest thereon.

      (h) After the aforementioned demand for payment by EMEGC, Alliance acknowledged that it did not have the resources or means available to pay EMEGC all of the amounts owed to EMEGC under the Alliance-EMEGC Note.

      (i) To avoid the additional expenses and liability that Alliance would incur in connection with a foreclosure action by EMEGC, and to fully satisfy any and all outstanding liabilities and obligations owed to EMEGC, Alliance entered into the Tower Transfer Agreement with EMEGC and completed the transfers contemplated thereby.

      (j) The factual statements in this Release are intended to and shall supplement, and if and to the extent inconsistent therewith shall supersede, the factual statements set forth in the Tower Transfer Agreement.

      2. Release by Alliance. Alliance, on behalf of itself and its successors, heirs, and assigns, hereby agrees to and does completely and irrevocably discharge and release EMEGC and its former and current directors, officers, employees and shareholders from any and all liabilities and obligations with respect to its relationship with Alliance, as well as any and all claims, demands, actions, damages, lawsuits, obligations, promises, administrative actions, charges and causes of action, and/or liability whatsoever, both known and unknown, in law or in equity, involving any matter, arising out of or in any way related, directly or indirectly, to, including, but not limited to, any and all obligations duties and liabilities under the Alliance-EMEGC Note and the Security Agreement, the business relationship between EMEGC and Alliance and/or that may have arisen by reason of Alliance's affiliation with EMEGC.

      3. Release by EMEGC. EMEGC, on behalf of itself and its successors, heirs, and assigns, hereby agrees to and does completely and irrevocably discharge and release Alliance and its former and current directors, officers, employees and shareholders from any and all liabilities and obligations with respect to its relationship with EMEGC, as well as any and all claims, demands, actions, damages, lawsuits, obligations, promises, administrative actions, charges and causes of action, and/or liability whatsoever, both known and unknown, in law or in equity, involving any matter arising out of or in any way related, directly or indirectly, to, including, but not limited to, any and all obligations, duties and liabilities under the Alliance-EMEGC Note and the Security Agreement, the business relationship between EMEGC and Alliance and/or that may have arisen by reason of EMEGC's affiliation with Alliance.

      4. Binding Nature. All of the terms and provisions of this Release shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors and permitted assigns, whether so expressed or not.

      5. Independent Representation. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Release. In addition, Alliance and EMEGC acknowledge that Kirkpatrick & Lockhart Nicholson Graham LLP has advised that such firm is solely representing Alliance in connection with this Release and all of the other documents associated with this transaction.

      6. Warranty of Capacity to Execute Agreement. The parties to this Release represent and warrant that no other person or entity has or has had any interest in the claims, demands, obligations, or potential causes of action described above, and that they have the sole right and exclusive authority to execute this Release; and that, except as recited herein, the parties have not sold, assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations, or causes of action referred to in this Release. Alliance and EMEGC each represent that the employee or representative signing on its behalf below has been granted the power to execute this Release on its behalf.

      7. Counterparts. This Release may be executed in two counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any party so confirming.

      8. Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of Florida, exclusive of conflicts or choice of laws rules or comity.

      9. Enforceability. If any provision (or portion thereof) of this Release is adjudged invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless continue in full force and effect. In any such case, the provision deemed unenforceable shall be remade or interpreted by the parties in a manner that such provision shall be enforceable to preserve, to the maximum extent possible, the original intention and meaning thereof and such provision, as so modified or interpreted, shall remain in full force and effect thereafter.







                      [Signatures appear on following page]

      IN WITNESS WHEREOF, each of the Parties has executed and delivered to the others this Release on and as of April 21, 2005 but EFFECTIVE for all purposes as of the time of effectiveness of the Tower Transfer Agreement. The undersigned have read and fully understand this document, understand that it is a legally binding obligation, and have executed and delivered this Agreement intending to be bound hereby.


Alliance Towers, Inc.                            E.M. Enterprises General
                                                 Contractors, Inc.


By:/s/ Robert Sandburg                           By:/s/ Keith M. Jurado
    ----------------------------------------
       Name: Robert Sandburg                     Keith M. Jurado, President
             -------------------------------
       Title: President
              ------------------------------